Exhibit 10.6D

CLYDE SAVINGS BANK, S.S.B.

EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME

JOINDER AGREEMENT

Clyde Savings Bank, SSB and Howard L. Sellinger, the Executive, hereby agree, for good and valuable consideration, the value of which is hereby acknowledged, that the Executive shall participate in the Executive Supplemental Retirement Income Master Agreement (“Master Agreement”) established as of July 1, 1993, by Clyde Savings Bank, SSB as such Master Agreement may now exist or hereafter be modified; and do further agree to the terms and conditions thereof as of July 1, 1993.

“Benefit Age” shall be the later of (1) the date of termination of employment with the Bank, or (ii) age 55. My monthly “Supplemental Retirement Income Benefit” as granted by the Administrator shall be $2,500,00, as provided in all relevant provisions of the Master Agreement. The “Payout Period” shall be 180 months.

In general, I understand that my receipt (or my Beneficiary’s receipt) of the Supplemental Retirement Income Benefit (or Survivor’s Benefit) shall be subject to all provisions of the Master Agreement including Sections 2.1, 2.3, 2.4 and 2.6.

Upon completion of 15 years of continuous employment with the Bank, including prior employment, benefits hereunder shall be 100% vested and non-forfeitable.

I hereby designate the following individuals as my “Beneficiary” and I am aware that I can subsequently change such designation by submitting to the Administrator, at any subsequent time, and in substantially the form attached hereto as Exhibit A, a written designation of the primary and secondary Beneficiaries to whom payment under the Master Agreement shall be made in the event of my death prior to complete distribution of the benefits due and payable under the Master Agreement. I understand that any Beneficiary designation made subsequent to execution of the Joinder Agreement shall become effective only when receipt thereof is acknowledged in writing by the Administrator.

PRIMARY BENEFICIARY:

SECONDARY BENEFICIARY:

I further understand that I am entitled to review or obtain a copy of the Master Agreement, at any time, and may do so by contacting either the Bank or the Administrator.

/s/ Howard L. Sellinger	3-17-94
(Executive)	(Date)

Clyde Savings Bank, SSB

By:	/s/ Matthew Brown	/s/ Peggy C. Melville	3-17-94
	(Bank’s duly authorized Officer)	(Attest)	(Date)

THE HOMETOWN BANK

EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME

JOINDER AGREEMENT #2 FOR NAMED EXECUTIVE

The Hometown Bank, formerly Clyde Savings Bank, S.S.B., (the “Bank”) and Howard L. Sellinger, (the “Executive”), hereby agree, for good and valuable consideration, the value of which is hereby acknowledged, that the Executive, who currently is a participant in the Executive Supplemental Retirement Income Master Agreement (“Master Agreement”) established as of July 1, 1993, by the Bank (as such Master Agreement may now exist or hereafter be modified), shall be entitled to a Supplemental Retirement Income Benefit under this Joinder Agreement #2 pursuant to the Master Agreement that is in addition to the benefit provided to the Executive pursuant to the Master Agreement under a Joinder Agreement dated March 17, 1994 (“Joinder Agreement #1”). This Joinder Agreement #2 shall become effective as of August 21, 1996.

“Benefit Age” shall be the later of (I) the date of termination of employment with the Bank, or (ii) age 55. My monthly “Supplemental Retirement Income Benefit” as granted by the Administrator under this Joinder Agreement #2 shall be $1,416.67. The “Payout Period” shall be 180 months.

In general, I understand that my receipt (or my Beneficiary’s receipt) of the Supplemental Retirement Income Benefit (or Survivor’s Benefit) under this Joinder Agreement #2 shall be subject to all provisions of the Master Agreement including Sections 2.1, 2.3, 2.4 and 2.6.

I understand that I must complete three (3) years of service with the Bank after becoming covered by this Joinder Agreement #2 in order to become 100% vested in the Supplemental Retirement Income Benefit described and provided herein. However, I further understand that I will vest at the rate of 33-1/3% in the Supplemental Retirement Income Benefit described and provided herein for each year of service with the Bank after this Joinder Agreement #2 becomes effective, and I will nevertheless be 100% vested in my Supplemental Retirement Income Benefit under this Joinder Agreement #2 if I should die or become disabled while employed by the Bank.

I hereby designate the following individual(s) as my “Beneficiary” of the benefits provided under this Joinder Agreement #2 and I am aware that I can subsequently change such designation by submitting to the Administrator, at any subsequent time, and in substantially the form attached hereto as Exhibit A, a written designation of the primary and secondary Beneficiaries to whom payment shall be made in the event of my death prior to complete distribution of the benefits under this Joinder Agreement #2. I understand that any Beneficiary designation made subsequent to execution of this Joinder Agreement #2 shall become effective only when receipt thereof is acknowledged in writing by the Administrator.

PRIMARY BENEFICIARY:

SECONDARY BENEFICIARY:

I acknowledge that I have been provided with a copy of the Master Agreement as currently in effect prior to my execution of this Joinder Agreement #2 and that I have been advised that I am entitled to receive any modifications hereinafter made to the Master agreement by contacting either the Bank or the Administrator.

/s/ Howard L. Sellinger	09-26-96
(Executive)	(Date)

The Hometown Bank

By:	/s/ F. Ed Broadwell	/s/ Peggy C. Melville	09-26-96
	(Bank’s duly authorized officer)	(Attest)	(Date)

THE HOMETOWN BANK

EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME

JOINDER AGREEMENT #3 FOR NAMED EXECUTIVE

The Hometown Bank, formerly Clyde Savings Bank, S.S.B., (the “Bank”) and Howard Sellinger (the “Executive”) hereby agree, for good and valuable consideration, the value of which is hereby acknowledged, that the Executive, who currently is a participant in the Executive Supplemental Retirement Income Master Agreement (“Master Agreement”) established as of July 1, 1993, by the Bank (as such Master Agreement may now exist or hereafter be modified), shall be entitled to a Supplemental Retirement Income Benefit under this Joinder Agreement #3 pursuant to the Master Agreement that is in addition to the benefits provided to the Executive pursuant to the Master Agreement under a Joinder Agreement dated March 17, 1994 (“Joinder Agreement #1”) and Joinder Agreement #2 effective as of August 21, 1996. This Joinder Agreement #3 shall become effective as of March 1, 1998.

“Benefit Age” shall be the later of (i) the date of termination of employment with the Bank, or (ii) age 55. My monthly “Supplemental Retirement Income Benefit” as granted by the Administrator under this Joinder Agreement #3 shall be $1,083.33. The “Payout Period” shall be 180 months.

In general, I understand that my receipt (or my Beneficiary’s receipt) of the Supplemental Retirement Income Benefit (or Survivor’s Benefit) under this Joinder Agreement #3 shall be subject to all provisions of the Master Agreement including Sections 2.1, 2.3, 2.4 and 2.6.

I understand that I will vest in the Supplemental Retirement Income Benefit described and provided in this Joinder Agreement #3 at the rate of 1/3 thereof on each of June 30, 1998, December 31, 1998 and June 30, 1999, and I will nevertheless be 100% vested in my Supplemental Retirement Income Benefit under this Joinder Agreement #3 if I should die or become disabled prior to any vesting date while employed by the Bank.

I hereby designate the following individuals as my “Beneficiary” of the benefits provided under this Joinder Agreement #3 and I am aware that I can subsequently change such designation by submitting to the Administrator, at any subsequent time, and in substantially the form attached hereto as Exhibit A, a written designation of the primary and secondary Beneficiaries to whom payment shall be made in the event of my death prior to complete distribution of the benefits under this Joinder Agreement #3. I understand that any Beneficiary designation made subsequent to execution of this Joinder Agreement #3 shall become effective only when receipt thereof is acknowledged in writing by the Administrator.

PRIMARY BENEFICIARY:

SECONDARY BENEFICIARY:

I acknowledge that I have been provided with a copy of the Master Agreement as currently in effect prior to my execution of this Joinder Agreement #3 and that I have been advised that I am entitled to receive any modifications hereinafter made to the Master agreement by contacting either the Bank or the Administrator.

/s/ Howard L. Sellinger	5/12/98
(Executive)	(Date)

The Hometown Bank

By:	/s/ F. Ed Broadwell	/s/ Peggy C. Melville	5/12/98
	(Bank’s duly authorized Officer)	(Attest)	(Date)

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